UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                November 5, 2003

                             MCG CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                       0-33377                  54-1889518
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                        1100 Wilson Boulevard, Suite 3000
                               Arlington, VA 22209
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (703) 247-7500





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 Item 7.   Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


         Exhibit No.            Description
         -----------            -----------

         99.1                   Press release dated November 5, 2003


Item 12.      Results of Operations and Financial Condition.

On November 5, 2003, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

The attached press release contains information calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles, or GAAP, such as distributable net operating income. The Company has included a reconciliation of distributable net operating income to net operating income before investment gains and losses, the most comparable GAAP measure, in the press release.




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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    November 5, 2003                   MCG CAPITAL CORPORATION



                                            By: /s/ Bryan J. Mitchell
                                               ---------------------------
                                                Bryan J. Mitchell
                                                Chief Executive Officer


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                                  EXHIBIT INDEX



         Exhibit No.                Description
         -----------                -----------

             99.1                   Press release dated November 5, 2003








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